Share-Based Compensation	6 Months Ended
Jun. 30, 2025
Share-Based Compensation [Abstract]
Share-based compensation
17.	Share-based compensation

On December 21, 2018, the Group adopted the 2018 Share Incentive Plan (“2018 Plan”).

Under the 2018 Plan, the Board of Directors has approved that a maximum aggregate number of shares that may be issued pursuant to all awards granted under the 2018 Plan shall be 260,454,163 shares.

All stock options granted under the 2018 Plan are not exercisable until the consummation of the Group’s IPO and certain of the option granted to employees are required to render service to the Group in accordance with a stipulated service schedule under which an employee earns an entitlement to vest in 30% of his option grants at the end of each of the first two years and 40% at the end of the third year of completed service.

Prior to the completion of the IPO, the stock options granted to the employees and directors shall be forfeited upon the termination of employment of the employees and directors.

Options granted under the 2018 Plan during the year of 2021, grantees are entitled to vest the option at the end of the first year of completed service.

The following table sets forth the stock options activities for the six months ended June 30, 2024 and 2025:

	Number of shares*	Weighted average exercise price	Weighted average remaining contractual term (in years)	Weighted average grant date fair value
		US$		US$
Outstanding as of December 31, 2023	731	0.009	1.85	46,800.00
-Exercised	(6)	0.009	—	—
-Forfeited	(1)	0.009	—	—
Outstanding as of June 30, 2024	724	0.009	1.54	46,800.00
Exercisable as of June 30, 2024	722	0.009	1.53	46,800.00

Outstanding as of December 31, 2024	724	0.009	1.21	46,395.04
Outstanding as of June 30, 2025	724	0.009	0.89	46,394.99
Exercisable as of June 30, 2025	724	0.009	0.89	46,394.99

*	Retrospectively restated to reflect the Share Consolidation.

Options granted to Grantees were measured at fair value on the dates of grant using the Binomial Option Pricing Model with the following assumptions:

	2019	2021
Expected volatility	60%	48.56%
Risk-free interest rate (per annum)	2.8%	1.25%
Exercise multiple	2.2%	2.2%
Expected dividend yield	0%	0%
Contractual term (in years)	5	5

The expected volatility was estimated based on the historical volatility of the Company and comparable peer public companies with a time horizon close to the expected term of the Group’s options. The risk-free interest rate was estimated based on the yield to maturity of U.S. treasury bonds denominated in US$ for a term consistent with the expected term of the Group’s options in effect at the option valuation date. The exercise multiple is estimated as the ratio of fair value of underlying shares over the exercise price as of the time the option is exercised, based on a consideration of empirical studies on the actual exercise behavior of employees. The expected dividend yield is zero as the Group has never declared or paid any cash dividends on its shares, and the Group does not anticipate any dividend payments in the foreseeable future. The expected term is the contract life of the option.

For the six months ended June 30, 2024 and 2025, the Group recognized RMB10 and nil share-based compensation expenses relating to the 2018 Plan.

On April 28, 2020, the Group and all Grantees entered into certain agreements pursuant to which Grantees agreed not to exercise any stock option, in whole or in part, for a 12-month period commencing from April 28, 2020. There were no other changes to the terms of the relevant stock option grants. The Group determined that the agreements between the Group and the Grantees constitutes a modification to the terms of the option grants with no incremental fair value for the underlying awards. Accordingly, there was no impact on the total compensation cost or the pattern for which the relevant compensation charges are recognized.

As of December 31, 2024, all compensation expense related to non-vested share options has been recognized.